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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ________________


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 22, 2000


                              Acterna Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                        1-12657                    04-2258582
(State or other jurisdiction    (Commission File No.)        (IRS Employer
    of incorporation)                                       Identification No.)


                         3 New England Executive Park,
                        Burlington, Massachusetts 01803
          (Address of principal executive offices, including zip code)

        Registrant's telephone no., including area code:  (781) 272-6100
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Item 5.  Other Events.
         ------------

     As previously announced, Acterna Corporation (the "Company") recently changed its name from "Dynatech Corporation" to "Acterna Corporation" and its CUSIP number from 268140100 to 00503U105. Effective at the opening of the market on September 22, 2000, the Company is also changing its NASDAQ OTC symbol from "DYNA" to "ACTR".

     A copy of the related press release is attached hereto as Exhibit 99.

Item 7.    Exhibits.
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           Exhibit 99.  Press Release of the Company dated September 21, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ACTERNA CORPORATION
                              (Registrant)


Date:  September 22, 2000     By: /s/ Mark V.B. Tremallo
                                  ----------------------------------------------
                              Name:   Mark V.B. Tremallo
                              Title:  Corporate Vice President, General
                                      Counsel and Secretary